Fees Summary	Aug. 04, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 8,498.27
Total Fee Amount	8,498.27
Total Transaction Valuation	55,508,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00